                                                            The Water Fund


Dear Shareholder:

Water received an increasing amount of attention during 2001, both as a substance and as an Investment. Congressional Hearings with respect to the renewal of the Clean Water Act in the early part of the year pointed out the increasing costs of compliance with the act. Later, interest in the Bush administration's treatment of and ultimate compliance with EPA regulations on arsenic levels in water produced headlines. After the tragic events of 9/11, hearings and numerous articles discussed the possibility of terrorist attacks on the country's water supply. New funding in the Homeland Security Act provided for increased security at the nations Dams and Reservoirs. Meanwhile, articles in Barron's magazine and the New York Times among others discussed the possibility of water companies as an investment.

Amidst all these events, your fund posted positive returns for the second straight year in 2001. Water Utilities were the biggest contributors to that performance, as the stable growth of earnings in this area seemed to prove attractive to investors. Filter companies also contributed to performance.

One of the more dramatic events of last year was the acceptance in September by American Water Works of an all cash bid by RWE, the German utility. Your fund participated in the rise in value which the bid precipitated. Two other French utilities, Suez Ondeo and Vivendi, listed on the New York Stock Exchange. We have subsequently begun to add to the fund's holdings of smaller utilities with the thought that other possible acquisitions might occur.

It seems that the uncertainty of the economy in the last two years could have benefited your portfolio. To the extent that the economic outlook continues to be uncertain, diversification into water stocks may continue to be considered beneficial. Looking forward, the impact of rising population growth in water-short parts of the country, the continuing focus on producing cleaner water, and possibly further offshore in US water industry participation may lead to a revaluation of water and water-related companies in terms of their growth possibilities.


Roger Decort,                             Owen Quattlebaum
Chairman                                    Chief Investment Officer
ATC Funds                                 Avalon TrustCompany


This report is intended for the Fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

For a prospectus and more information, including charges and expenses, call toll free 1-866-375-7008. The prospectus should be read carefully before investing. Past performance does not guarantee future results. The material contains forward-looking statements regarding the intent, beliefs, or current expectations of the author. Such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions.

Distributed by Unified Financial Securities, Inc. Member NASD and SIPC

Discussion of Fund Performance:


Returns for the Year Ended December 31, 2001


Fund/Index         3 Months      6 Months      12 Month        Total Return
                  Total Return  Total Return   Total Return    Since Inception
                                                              (October 26, 1999)
The Water Fund       9.57%         -1.31%         0.38%              2.70%
S&P 500 Index       10.69%         -5.55%       -11.88%             -3.73%



              S&P 500 Index - $9,203   The Fund - $10,599

     10/26/99     10,000.00             10,000.00
     10/31/99     10,634.69             10,100.00
     11/30/99     10,850.86              9,730.00
     12/31/99     11,489.54              9,906.23
      1/31/00     10,912.35              9,916.24
      2/29/00     10,705.98              9,876.18
      3/31/00     11,752.68              9,776.01
      4/30/00     11,399.22              9,816.08
      5/31/00     11,165.21              9,946.29
      6/30/00     11,440.51              9,916.24
      7/31/00     11,261.79             10,216.73
      8/31/00     11,960.91             10,447.11
      9/30/00     11,329.61             10,196.70
     10/31/00     11,281.56             10,336.93
     11/30/00     10,392.77             10,196.70
     12/31/00     10,443.76             10,559.09
      1/31/01     10,814.07             10,377.91
      2/28/01      9,828.65             10,116.20
      3/31/01      9,206.09             10,116.20
      4/30/01      9,920.93             10,428.24
      5/31/01      9,987.44             10,780.54
      6/30/01      9,744.45             10,740.28
      7/31/01      9,648.48             10,538.96
      8/31/01      9,045.07             10,448.37
      9/30/01      8,314.95              9,673.30
     10/31/01      8,473.59             10,005.47
     11/30/01      9,123.42             10,418.17
     12/31/01      9,203.47             10,599.36


    This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on October 26, 1999 (commencement of operations) and held through December 31, 2001. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Education Fund portfolio. Individuals cannot invest directly in this Index. Performance figures reflect the change in value of equity in the Index. The Index returns do not reflect expenses, which have been deducted from the Fund's return. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. For more information on the Avalon Education Fund, please call 1- 866-375-7008 to request a prospectus. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

The Water Fund
Schedule of Investments - December 31, 2001

Common Stocks - 92.7%                                                    Shares                Value

Agricultural Services - 1.0%
Cadiz, Inc. (a)                                                          14,600                $ 117,092
                                                                                           -----------------

Air Cond & Warm Air Heating Equip
    & Comm & Indl Refrig Equip - 5.0%
American Standard Companies, Inc. (a)                                     6,000                  409,380
Tecumseh Products Co. - Class A                                           3,000                  151,890
                                                                                           -----------------
                                                                                                 561,270
                                                                                           -----------------
Chemical Products - 0.6%
Flexible Solutions International, Inc. (a)                               50,000                   70,000
                                                                                            -----------------
Cleaning Preparations, Perfumes, Cosmetics - 0.8%
Church & Dwight Co., Inc.                                                 3,200                    85,216
                                                                                             -----------------

Cogeneration Services & Small Producers - 0.4%
Covanta Energy Corp. (a)                                                 10,000                    45,200
                                                                                             -----------------
Consumer Products (Durables)-Appliances - 0.3%
AB Electrolux (c)                                                         1,000                    29,320
                                                                                             -----------------
Electric & Other Services Combined - 1.9%
Suez SA (a) (c)                                                           5,000                   157,650
United Utilities Plc. (c)                                                 3,000                    53,850
                                                                                             -----------------
                                                                                                  211,500
                                                                                             -----------------
Electric Services - 3.2%
Idacorp, Inc.                                                             9,000                   365,400
                                                                                             -----------------
Electrical Work - 2.0%
EMCOR Group, Inc. (a)                                                     5,000                   227,000
                                                                                             -----------------

Fabricated Metal Products  - 1.1%
The Shaw Group, Inc. (a)                                                  4,000                   94,000
Watts Industries, Inc. - Class A                                          2,000                   30,000
                                                                                              -----------------
                                                                                                 124,000
                                                                                              -----------------
Fabricated Structural Metal Products - 0.9%
Valmont Industries, Inc.                                                  7,000                  101,220
                                                                                              -----------------

Farm Machinery & Equipment - 0.9%
Lindsay Manufacturing Co.                                                 5,000                   96,750
                                                                                              -----------------

Food & Kindred Products - 2.8%
Groupe Danone (c)                                                        13,000                  311,350
                                                                                              -----------------

General Industrial Machinery & Equipment - 12.2%
CUNO, Inc. (a)                                                           15,000                  457,500
Osmonics, Inc. (a)                                                       13,500                  189,270
Pall Corp.                                                               15,200                  365,712
Tyco International Ltd.                                                   6,000                  353,400
                                                                                               -----------------
                                                                                               1,365,882
                                                                                               -----------------

See accompanying notes which are an integral part of the financial statements.

The Water Fund
Schedule of Investments - December 31, 2001 (continued)

Common Stocks - 92.7% (continued)                                        Shares              Value

Household Appliances - 2.5%
Maytag Corp.                                                              9,000               $ 279,270
                                                                                              -----------------
In Vitro & In Vivo Diagnostic Substances - 2.2%
IDEXX Laboratories, Inc. (a)                                              8,700                 248,037
                                                                                               -----------------
Industrial & Commercial Fans & Blowers
    & Air Purifying Equip - 2.3%
Met-Pro Corp.                                                            20,000                 262,000
                                                                                               -----------------

Industrial & Commercial Machinery & Equipment  - 3.2%
ITT Industries, Inc.                                                      7,100                 358,550

                                                                                              -----------------
Industrial Inorganic Chemicals - 3.0%
Calgon Carbon Corp.                                                      40,000                  334,000
                                                                                              -----------------

Industrial Instruments for Measurement, Display, and Control - 3.2%
Danaher Corp.                                                             6,000                  361,860
                                                                                              -----------------
Laboratory Analytical Instruments - 3.2%
Millipore Corp.                                                           6,000                  364,200
                                                                                              -----------------
Measuring & Controlling Devices - 1.2%
Trimble Navigation Ltd. (a)                                               8,000                  129,680
                                                                                               -----------------

Radio & TV Broadcasting & Communications Equipment - 2.7%
Itron, Inc. (a)                                                          10,000                  303,000
                                                                                               -----------------
Refuse Systems - 1.5%
Vivendi Environment S.A. (a) (c)                                          5,000                  171,250
                                                                                               -----------------
Services-Engineering Services - 3.3%
Tetra Tech, Inc. (a)                                                     18,750                  373,312
                                                                                               -----------------
Special Industry Machinery - 5.0%
Ionics, Inc. (a)                                                         16,200                  486,486
Pentair, Inc.                                                             2,000                   73,020
                                                                                               -----------------
                                                                                                 559,506
                                                                                               -----------------
Steel Pipe & Tubes - 1.5%
Northwest Pipe Co. (a)                                                   10,500                  171,675
                                                                                               -----------------
Totalizing Fluid Meters & Counting Devices - 1.9%
Badger Meter, Inc.                                                        9,400                  210,842
                                                                                               -----------------

See accompanying notes which are an integral part of the financial statements.

The Water Fund
Schedule of Investments - December 31, 2001 (continued)

Common Stocks - 92.7% (continued)                                        Shares              Value

Water Supply - 18.3%
American States Water Co.                                                1,000               $ 34,950
American Water Works, Inc.                                              12,100                505,175
California Water Service Group                                           7,400                190,550
Connecticut Water Service, Inc.                                          5,850                172,985
Consolidated Water Co.                                                   1,000                 11,340
Middlesex Water Co.                                                      4,000                135,680
Pennichuck Corp.                                                         4,533                122,391
Philadelphia Suburban Corp.                                             23,000                518,650
SJW Corp.                                                                1,000                 85,290
Southwest Water Co.                                                     19,562                276,215
                                                                                          -----------------
                                                                                            2,053,226
                                                                                          -----------------
Water, Sewer, Pipeline, Communication
   and Power Line Construction - 4.6%
Insituform Technologies, Inc. - Class A (a)                             20,000                511,600
                                                                                          -----------------

   TOTAL COMMON STOCKS (Cost $9,356,252)                                                    10,403,208
                                                                                          -----------------


Foreign Stocks - 4.8%

Canada - 0.4%
Trojan Technologies, Inc.                                                5,000                 19,733
Zenon Environmental, Inc.                                                3,100                 31,965
                                                                                           -----------------
                                                                                               51,698
                                                                                           -----------------
France - 4.2%
Suez Lyonnaise Des Eauz S.A. (a)                                        10,000                302,734
Vivendi Environment S.A.                                                 5,000                166,771
                                                                                           -----------------
                                                                                              469,505
                                                                                          -----------------
Israel - 0.2%
Israel Chemicals Ltd.                                                   20,000                 21,536
                                                                                          -----------------

   TOTAL FOREIGN STOCKS (Cost $595,579)                                                      542,739
                                                                                          -----------------

                                                                       Principal
                                                                         Amount                Value
Money Market Securities - 2.0%
Money Market Fiduciary, 0.19% (b)
    (Cost $218,789)                                                     218,789              218,789
                                                                                          -----------------

TOTAL INVESTMENTS - 99.5%  (Cost $10,170,620)                                             11,164,736
                                                                                          -----------------
Other assets in excess of liabilities - 0.5%                                                  56,526
                                                                                          -----------------

TOTAL NET ASSETS - 100.0%                                                               $ 11,221,262
                                                                                        =================


(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at December 31, 2001.
(c) American Depositary Receipt.

See accompanying notes which are an integral part of the financial statements.

The Water Fund
Statement of Assets & Liabilities
December 31, 2001

Assets
Investment in securities (cost $10,170,620)                                                  $ 11,164,736
Receivable for investments sold                                                                    64,226
Dividends receivable                                                                                6,932
Interest receivable                                                                                    42
Receivable from Advisor                                                                             1,743
                                                                                       -------------------
   Total assets                                                                                11,237,679

Liabilities
Accrued investment advisory fee                                                                     9,332
12b-1 fees                                                                                          2,362
Accrued expenses                                                                                    4,723
                                                                                       -------------------
   Total liabilities                                                                               16,417
                                                                                       -------------------


Net Assets                                                                                   $ 11,221,262
                                                                                       ===================

Net Assets consist of:
Paid-in capital                                                                              $ 10,647,864
Accumulated net realized gain (loss) on investments                                              (420,718)
Net unrealized appreciation (depreciation) on investments                                         994,116
                                                                                       -------------------

Net Assets, for 1,065,785 shares                                                             $ 11,221,262
                                                                                       ===================

Net Asset Value

Net asset value, offering and redemption price per share ($11,221,262 / 1,065,785)                $ 10.53
                                                                                       ===================

See accompanying notes which are an integral part of the financial statements.

The Water Fund
Statement of Operations
for the year ended December 31, 2001


Investment Income
Dividend income                                                                                   $ 136,234
Interest income                                                                                      23,190
                                                                                           -----------------
Total Income                                                                                        159,424

Expenses
Investment advisory fee                                                                              93,236
12b-1 fee                                                                                            23,309
Operating service fee                                                                                46,618
State taxes                                                                                           1,743
                                                                                           -----------------
Total operating expenses                                                                            164,906
Reimbursement by advisor                                                                             (1,743)
                                                                                           -----------------
Total operating expenses                                                                            163,163
                                                                                           -----------------
Net Investment Income (Loss)                                                                         (3,739)
                                                                                           -----------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                                  (369,756)
Change in net unrealized appreciation (depreciation)
   on investment securities                                                                         557,891
                                                                                           -----------------
Net realized & unrealized gain (loss) on investment securities                                      188,135
                                                                                           -----------------
Net increase (decrease) in net assets resulting from operations                                   $ 184,396
                                                                                           =================

See accompanying notes which are an integral part of the financial statements.

The Water Fund
Statement of Changes in Net Assets


                                                                        For the year            For the year
                                                                        ended December 31,     ended December 31,
                                                                            2001                    2000
                                                                      ------------------     -------------------
Increase (Decrease) in Net Assets
Operations
   Net investment income (loss)                                                $ (3,739)               $ 32,899
   Net realized gain (loss) on investment securities                           (369,756)                 28,318
   Change in net unrealized appreciation (depreciation)                         557,891                 363,294
                                                                      ------------------     -------------------
   Net increase (decrease) in net assets resulting from operations              184,396                 424,511
                                                                      ------------------     -------------------
Distributions to shareholders
   From net investment income                                                         -                 (33,567)
   From capital gains                                                                 -                       -
                                                                      ------------------     -------------------
   Total distributions                                                                -                 (33,567)
                                                                      ------------------     -------------------
Share Transactions
   Net proceeds from sale of shares                                           4,303,140               3,304,613
   Shares issued in reinvestment of distributions                                     -                  33,567
   Shares redeemed                                                              (22,252)                (21,429)
                                                                      ------------------     -------------------
Net increase (decrease) in net assets resulting
   from share transactions                                                    4,280,888               3,316,751
                                                                      ------------------     -------------------
Total increase (decrease) in net assets                                       4,465,284               3,707,695
                                                                      ------------------     -------------------

Net Assets
   Beginning of period                                                        6,755,978               3,048,283
                                                                      ------------------     -------------------
   End of period                                                           $ 11,221,262             $ 6,755,978
                                                                      ==================     ===================

Shares of capital stock of the Fund sold and redeemed:
  Shares sold                                                                   424,100                 334,509
  Shares reinvested                                                                   -                   3,163
  Shares redeemed                                                                (2,171)                 (2,070)
                                                                      ------------------     -------------------
Net increase in number of shares outstanding                                    421,929                 335,602
                                                                      ==================     ===================

See accompanying notes which are an integral part of the financial statements.

The Water Fund
Financial Highlights


                                                           For the year          For the year           Period ended
                                                         ended December 31,     ended December 31,     ended December 31,
                                                               2001                  2000                 1999 (c)
                                                        -------------------   -------------------    ------------------
Selected Per Share Data
Net asset value, beginning of period                               $ 10.49                $ 9.89               $ 10.00
                                                        -------------------   -------------------    ------------------
Income from investment operations
   Net investment income (loss)                                          -                  0.05                  0.02
   Net realized and unrealized gain (loss)                            0.04                  0.60                 (0.11)
                                                        -------------------   -------------------    ------------------

Total from investment operations                                      0.04                  0.65                 (0.09)
                                                        -------------------   -------------------    ------------------

Less distributions:
   Distributions from net investment income                              -                 (0.05)                (0.02)
   Distributions from net realized gains                                 -                     -                     -
                                                        -------------------   -------------------    ------------------
Total distributions                                                      -                 (0.05)                (0.02)
                                                        -------------------   -------------------    ------------------
Net asset value, end of period                                     $ 10.53               $ 10.49                $ 9.89
                                                        ===================   ===================    ==================

Total Return                                                         0.38%                 6.59%                 (0.94)(a)

Ratios and Supplemental Data
Net assets, end of period (000)                                   $ 11,221               $ 6,756               $ 3,048
Ratio of expenses to average net assets                              1.75%                 1.75%                 1.75% (b)
Ratio of expenses to average net assets
  before reimbursement                                               1.77%                   N/A                   N/A
Ratio of net investment income to average net assets                 (0.04)%               0.71%                 1.03% (b)
Ratio of net investment income to average net assets
  before reimbursement                                               (0.06)%                 N/A                   N/A

Portfolio turnover rate                                             12.79%                35.93%                 9.67%



(a)  For a period of less than a full year, the total return is not annualized.
(b)  Annualized.
(c)  For the period October 26, 1999 (commencement of operations) through December 31, 1999.

See accompanying notes which are an integral part of the financial statements.

THE WATER FUND

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2001


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Water Fund, (the "Fund") is a series of the ATC Funds, Inc. (the "Company"), a Maryland Corporation registered under the Investment Company Act of 1940, as amended, as an open-end management series investment company. The Company acquired the net assets of the Fund's predecessor, which was a series of the Declaration Fund in a tax free exchange pursuant to a plan of reorganization approved by the shareholders of the predecessor fund on November 30, 2001. The investment objective of the Water Fund, which is a "non-diversified" fund, is long term growth of capital. The Fund currently offers a single class of shares but is authorized to issue additional classes, which may be subject to different expenses and a different sales charge structure.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment Advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes. As of December 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover of $50,962 which expires in 2007 and $369,756 which expire in 2009.

c) Distributions to Shareholders--Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

d) Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and Liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Foreign Currency--Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expenses items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices if securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investment.


THE WATER FUND

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2001 (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid in capital or undistributed capital gains.


2.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term Investments, by the Fund for the year ended December 31, 2001, were as follows:

     Purchases ........................................     $  5,514,614
     Sales ................................................     $  1,111,777

At December 31, 2001, unrealized appreciation of investments for tax purposes was as follows:

     Appreciation ....................................     $  1,512,840
     Depreciation ....................................           (518,724)
                                                            --------------

     Net appreciation on investments ......     $     994,116
                                                                     ==========
At December 31, 2001, the cost of investments for federal income tax purposes was $10,170,620.


3. ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an Advisory Agreement with Avalon Trust Company (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.00% as applied to the Fund's daily net assets. For the year ended December 31, 2001, the Advisor received fees under the investment advisory agreement in the amount of $93,236, with $9,332 remaining payable at December 31, 2001. State taxes in the amount of $1,743 were voluntarily reimbursed to the Fund by the Advisor.

     The Fund has also entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund including, but not limited to, accounting, administrative, custodian, transfer agent, legal, dividend disbursing, registrar, shareholder reporting, fund share distribution, and recordkeeping Services. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual Rate of 0.50% as applied to the Fund's daily net assets. For the year ended December 31, 2001, the Advisor received servicing agreement fees of $46,618, with $4,723 remaining payable at December 31, 2001.

     The Fund has adopted distribution and shareholder servicing plans (the "Distribution Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Distribution Plans compensate the Advisor, principal underwriter and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Fund's average net assets. For the year ended December 31, 2001, the Advisor received fees of $23,309, with $2,362 remaining payable at December 31, 2001.

THE WATER FUND

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2001 (continued)


3. ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

     Certain directors and officers of the Fund are directors and officers of Avalon Trust Company.

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2001, Turtle & Company, held 97% of the Fund's outstanding shares.


4. CHANGE IN INDEPENDENT AUDITOR

     At a meeting of the Company's Board of Directors (the "Board") on January 18, 2001, the Board approved McCurdy & Associates CPA's, Inc. ("McCurdy") as independent auditor of the Fund. On February 7, 2002, Sanville & Company ("Sanville") resigned as independent auditors for the Funds. In connection with the audit of the year ended December 31, 2000 and for the period through the date of Sanville's resignation, the Funds had no disagreements with Sanville on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Sanville's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. Further, the audit report of Sanville on the financial statements of the Funds for the year ended December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

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To The Shareholders and Board of Trustees
ATC Funds, Inc. - Water Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the ATC Water Fund (one of the portfolios constituting the ATC Funds, Inc.), as of December 31, 2001, the related statement of operations, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and the period from October 26, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as December 31, 2001 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ATC Water Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and financial highlights for each of the two years then ended and the period of October 26, 1999 (commencement of operations) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
January 18, 2002

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